Prospectus Supplement	February 15, 2007

SUPPLEMENT TO THE PROSPECTUSES OF PUTNAM MUTUAL FUNDS

On February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company.

Because completion of the transaction would cause the Putnam funds’ management contracts with Putnam Management to terminate automatically in accordance with the Investment Company Act of 1940, the Trustees of the Putnam funds have approved new management contracts which will be submitted for approval by shareholders of each fund at a shareholder meeting this spring. Proxy solicitation materials related to these meetings, which will provide detailed information regarding the proposed transaction, are expected to be mailed to shareholders in the coming weeks.

This transaction, which is subject to regulatory approvals and other conditions, is currently expected to be completed by the middle of this year.

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